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Exhibit 3(i)(a)
        Articles of Incorporation of Airsopure International Group, Inc.

FILED # C-288-00              ARTICLES OF INCORPORATION             Filing fee:
                                (PURSUANT TO NRS 78)                Receipt #
January 05, 2000                  STATE OF NEVADA
In the Office of                 SECRETARY OF STATE
Dean Heller
Dean Heller, Secretary of State

    IMPORTANT: Read instructions on reverse side before completing this form
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: AIRSOPURE INTERNATIONAL GROUP INC

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process maybe served)
     NAME OF RESIDENT AGENT: Nevada First Holdings, Inc.
     STREET ADDRESS: Street No.: 4535 W. Sahara Ave., Ste. 100A City: Las Vegas
          State: NV Zip: 89102
3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 50,000 Par value: $1.00 Number of shares WITHOUT par value: 0
4.   GOVERNING BOARD: shall be styled as (check one):DIRECTORS X       TRUSTEES
The FIRST BOARD OF DIRECTORS shall consist of 2 member and the names and addresses are as follows (attach additional pages if necessary)

Name: C. J. Comu
            Address: 15400 Knoll Trail Suite 200 City/State/Zip Dallas, TX 75240
Name: John Potter
            Address: 15400 Knoll Trail Suite 200 City/State/Zip Dallas, TX 75240
5.   PURPOSE (optional-see reverse side): THE PURPOSE OF THE CORPORATION SHALL
     BE: ALL LEGAL ACTIVITIES
6. OTHER MATTERS: This form includes the minimum statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any additional information is contradictory to this form it cannot be filed and will be returned to you for correction. NUMBER OF PAGES ATTACHED: 1
7. CERTIFICATE: Include a certificate from the regulatory board showing that each individual involved in the corporation is licensed and in good standing at the time of filing.
8. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signature must be notarized) (Attach additional if there are more than two incorporators)

Name (print)      Wayne Andre                        Name (print)

Address: 4535 W. Sahara Ave. Suite 100a
City/State/Zip: Las Vegas, NV 89102                  Address

/s/ Wayne Andre
--------------------------------------------         ---------------------------
Signature of Incorporator                            Signature of Incorporator

9.   CERTIFICATE OF ACCEPTANCE OF APPPOINTMENT OF RESIDENT AGENT

I, Wayne Andre for Nevada First Holdings, Inc. Hereby accept appointment as Resident Agent for the above-named corporation.


/s/ Wayne Andre                                      January 5, 2000
--------------------------------------------         Date
Signature of Resident Agent